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                                                                Exhibit 10.15(c)

                      ADDENDUM TO SHAREHOLDERS' AGREEMENT AND
                           REGISTRATION RIGHTS AGREEMENT
                           _____________________________


     The parties hereto have heretofore entered into a Shareholders' Agreement dated as of August 4, 1988 (the "Shareholders' Agreement") and a Registration Rights Agreement dated as of August 4, 1988, as amended by an Agreement and Amendment to Registration Rights Agreement, dated as of November 11, 1988 (the "Registration Rights Agreement").

     The Shareholders' Agreement provides that the Restated Articles of Incorporation of the Company will be amended so as to authorize the issuance of Class C Common Stock to a person designated by Citicorp Capital Investors Ltd. ("CCIL"). CCIL has designated David Wagstaff as its designee to purchase the shares of Class C Common Stock. CCIL is presently the holder of 2,250,000 shares of Class B Common Stock. The Company and CCIL have agreed to a partial recapitalization under which CCIL will cease to hold Class B Common Stock but will instead hold 2,250,000 shares of a newly created Class D Common Stock of the Company.

     The parties hereto agree as follows:

     1. David Wagstaff has been designated by CCIL as its designee for the purchase of 900 shares of Class C Common Stock and such designee is acceptable to the Company. David Wagstaff hereby becomes a party to the Shareholders' Agreement and the Registration Rights Agreement.

     2. The terms "Stock", "Common Stock" and "Common Equivalents", appearing in the Shareholders' Agreement and the Registration Rights Agreement, shall include the Class D Common Stock.

     3. The phrase "to any transfers of Class C Common Stock among the Entities", appearing in clause (v) on page 26 of the Shareholders' Agreement, is hereby amended to read as follows: "to any transfers of Class C Common Stock and Class D Common Stock among the Entities."

     4. Clause (iii) appearing on page 57 of the Shareholders' Agreement is hereby amended to read as follows: "the issuance of any securities upon conversion of the Convertible Preferred Stock, the Class B Common Stock, the Class C Common Stock or the Class D Common Stock."

     5. The term "Registrable Securities", appearing in the Registration Rights Agreement, shall include shares of Class A

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Common Stock issued or issuable upon conversion of the Class D Common Stock and shares of Class D Common Stock.

     6. CCIL will exchange 2,250,000 shares of its Class B Common Stock for 2,250,000 shares of Class D Common Stock.

     7. The Shareholders' Agreement and the Registration Rights Agreement are hereby ratified and confirmed and remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum to the Shareholders' Agreement and the Registration Rights Agreement by their respective authorized officers as of this 22 day of February, 1989.

                                             PAYLESS CASHWAYS, INC.


                                             By: s/David Stanley
                                                 __________________________

                                             MASCO CAPITAL CORPORATION


                                             By: s/Richard A. Manoogian
                                                 __________________________

                                             CITICORP CAPITAL INVESTORS LTD.


                                             By: s/Scott G. Fossel
                                                 __________________________

                                             MORGAN CAPITAL CORPORATION


                                             By: s/C. Seth Cunningham
                                                 __________________________

                                                   Vice President


                                                 J.P. Morgan Co. Incorporated
                                                 as agent for Morgan Capital
                                                 Corporation


                                             By: __________________________

                                             H. C. CROWN CORP.


                                             By: s/Dan L. Altman
                                                 __________________________


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                                             BRIDGE STREET FUND 1987


                                             By: s/Stuart Schlesinger
                                                 __________________________

                                                 Stone Street Capital Corp.,
                                                 as Managing General Partner

                                             BRIDGE STREET FUND 1988


                                             By: s/Stuart Schlesinger
                                                 __________________________

                                                 Stone Street Managers Corp.,
                                                 as Managing General Partner

                                             STONE STREET FUND 1987


                                             By: s/Stuart Schlesinger
                                                 __________________________

                                                 Stone Street Capital Corp.,
                                                 as General Partner


                                             STONE STREET FUND 1988


                                             By: s/Stuart Schlesinger
                                                 __________________________

                                                 Stone Street Managers Corp.,
                                                 as General Partner


                                             BROAD STREET INVESTMENT FUND I,
                                               L.P.


                                             By: s/Goldman, Sachs & Co.
                                                 __________________________

                                                 Goldman, Sachs & Co.
                                                 General Partner

                                             GOLDMAN, SACHS & CO.


                                             By: s/Goldman, Sachs & Co.
                                                 __________________________


                                             s/Richard L. Gelb
                                             ______________________________

                                             Richard L. Gelb

                                             DAVID STANLEY AS VOTING TRUSTEE


                                             By: s/David Stanley
                                                 __________________________